Exhibit 4.2

EXECUTION
VERSION

MYLAN INC.

THE BANK OF NEW YORK MELLON

Trustee

FIRST SUPPLEMENTAL INDENTURE

Dated as of November 29, 2013

to

INDENTURE

Dated as of November 29, 2013

1.350% Notes due 2016
2.550% Notes due 2019

4.200% Notes due 2023
5.400% Notes due 2043

i

ii

Section 12.02	Trustee Not Responsible for Recitals	29
Section 12.03	Governing Law	29
Section 12.04	Separability	30
Section 12.05	Counterparts	30
Section 12.06	The Trust Indenture Act	30

EXHIBIT A	FORM OF 2016 NOTE

EXHIBIT B	FORM OF 2019 NOTE

EXHIBIT C	FORM OF 2023 NOTE

EXHIBIT D	FORM OF 2043 NOTE

iii

FIRST SUPPLEMENTAL INDENTURE, dated as of November 29, 2013 (the “First Supplemental Indenture”), between Mylan Inc., a Pennsylvania corporation (the “Company”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”).

WHEREAS, the Company executed and delivered the Indenture, dated as of November 29, 2013 (the “Base Indenture” and, together with this First Supplemental Indenture, the “Indenture”), to the Trustee to provide for the issuance of the Company’s unsecured debentures, notes, bonds or other evidences of indebtedness (the “Securities”) in one or more series;

WHEREAS, pursuant to Section 2.01 of the Base Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its 1.350% Notes due 2016 (the “2016 Notes”), (ii) a new series of its Securities to be known as its 2.550% Notes due 2019 (the “2019 Notes”), (iii) a new series of its Securities to be known as its 4.200% Notes due 2023 (the “2023 Notes”) and (iii) a new series of its Securities to be known as its 5.400% Notes due 2043 (the “2043 Notes” and, together with the 2016 Notes, the 2019 Notes and the 2023 Notes, the “Notes”), and to establish the forms of the 2016 Notes, the 2019 Notes, the 2023 Notes and the 2043 Notes thereof, and to set forth the terms thereof, as in Section 3.01 of the Base Indenture provided;

WHEREAS, the Board of Directors of the Company, pursuant to Board Resolutions duly adopted on October 29, 2013, duly authorized the issuance of up to $2,000,000,000 of the Company’s senior unsecured debt securities and the Chief Financial Officer of the Company, acting pursuant to authorization by the Board of Directors, on November 19, 2013, duly authorized the issuance of $500,000,000 aggregate principal amount of the 2016 Notes, $500,000,000 aggregate principal amount of the 2019 Notes, $500,000,000 aggregate principal amount of the 2023 Notes and $500,000,000 aggregate principal amount of the 2043 Notes, and has authorized the proper officers of the Company to execute any and all appropriate documents necessary or appropriate to effect such issuance;

WHEREAS, the Company has requested that the Trustee execute and deliver this First Supplemental Indenture; and

WHEREAS, all things necessary to make this First Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done.

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of the Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture, the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 1.01                             Definition of Terms.  Unless the context otherwise requires:

(a)                                 each term defined in the Base Indenture has the same meaning when used in this First Supplemental Indenture;

(b)                                 each term defined anywhere in this First Supplemental Indenture has the same meaning throughout;

(c)                                  the singular includes the plural and vice versa;

(d)                                 headings are for convenience of reference only and do not affect interpretation; and

(e)                                  the following defined terms shall have the meanings specified below:

“2023 Notes Par Redemption Date” shall have the meaning assigned to it in Section 7.01(d) hereof.

“2023 Notes Par Redemption Price” shall have the meaning assigned to it in Section 7.01(d) hereof.

“2043 Notes Par Redemption Date” shall have the meaning assigned to it in Section 7.01(f) hereof.

“2043 Notes Par Redemption Price” shall have the meaning assigned to it in Section 7.01(f) hereof.

“2016 Redemption Date” shall have the meaning assigned to it in Section 7.01(a) hereof.

“2016 Redemption Price” shall have the meaning assigned to it in Section 7.01(a) hereof.

“2019 Redemption Date” shall have the meaning assigned to it in Section 7.01(b) hereof.

“2019 Redemption Price” shall have the meaning assigned to it in Section 7.01(b) hereof.

“2023 Redemption Date” shall have the meaning assigned to it in Section 7.01(c) hereof.

“2023 Redemption Price” shall have the meaning assigned to it in Section 7.01(c) hereof.

“2043 Redemption Date” shall have the meaning assigned to it in Section 7.01(e) hereof.

“2043 Redemption Price” shall have the meaning assigned to it in Section 7.01(e) hereof.

“Additional Amounts” shall have the meaning assigned to it in Section 6.06 hereof.

“Agila Acquisition” means the acquisition by the Company of the Agila Specialties business from Strides Arcolab Limited pursuant to the Sale and Purchase Agreements.

“Acquisition Termination Event” means that (i) both of the Sale and Purchase Agreements are terminated, or (ii) the Company determines in its reasonable judgment that the Agila Acquisition will not occur.

“Below Investment Grade Rating Event” means, with respect to the Notes of a series, the rating on such series of Notes is lowered in respect of a Change of Control and such series of Notes is rated below an Investment Grade Rating by both of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended until the ratings are announced if, during such 60-day period, the rating of such series of Notes is under publicly announced consideration for possible downgrade by both of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Company in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event). The Company shall request the Rating Agencies to make such confirmation in connection with any Change of Control and shall promptly certify to the Trustee as to whether or not such confirmation has been received or denied.

“Cash Convertible Notes” means the Company’s 3.75% Cash Convertible Notes due 2015 outstanding on the Issue Date.

“Change in Domicile” shall have the meaning assigned to it in Section 6.06 hereof.

“Change of Control” means the occurrence of any of the following events:

(1)                                 any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rules 13d-3 and l3d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company;

(2)                                 the Company consolidates with or merges with or into any Person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any Person, or any Person consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other Property, other than any such transaction where:

(A)                               the outstanding Voting Stock of the Company is changed into or exchanged for Voting Stock of the surviving corporation, and

(B)                               the holders of the Voting Stock of the Company immediately prior to such transaction own, directly or indirectly, not less than a majority of the Voting Stock of the Company or the surviving corporation immediately after such transaction and in substantially the same proportion as before the transaction, or

(3)                                 the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under Section 6.04 of the Base Indenture.

“Change of Control Offer” shall have the meaning assigned to it in Section 6.01 hereof.

“Change of Control Purchase Date” shall have the meaning assigned to it in Section 6.01 hereof.

“Change of Control Purchase Price” shall have the meaning assigned to it in Section 6.01 hereof.

“Change of Control Repurchase Event” means, with respect to a series of Notes, the occurrence of a Change of Control together with a Below Investment Grade Rating Event with respect to such series of Notes.

“Comparable Treasury Issue” means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes being redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of a comparable maturity to the remaining term of such Notes.

“Comparable Treasury Price” means, with respect to any redemption date: (a) the average of the Reference Treasury Dealer Quotations provided to the Trustee from three Reference Treasury Dealers selected by the Company for the redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (b) if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations for the redemption date so obtained.

“Consolidated Net Tangible Assets” means, with respect to the Company, the total amount of assets (less applicable reserves and other properly deductible items) after deducting (i) all current liabilities (excluding the amount of liabilities which are by their terms extendable or renewable at the option of the obligor to a date more than 12 months after the date as of which the amount is being determined) and (ii) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent consolidated balance sheet of the Company and its Subsidiaries.

“Credit Agreement” means the Credit Agreement, dated as of June 27, 2013, among the Company, the Company’s Subsidiaries which are guarantors thereof, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, in whole or in part, in one or more instances, as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced (whether or not upon termination, and whether with the original lenders or otherwise), supplemented or otherwise modified from time to time (including, in each case, by means of one or more credit agreements, note purchase agreements or sales of debt securities to institutional investors whether with the original agents and lenders or otherwise and including, without limitation, any successive renewals, extensions, substitutions, refinancings, restructurings, replacements, supplementations or other modifications of the foregoing).

“DTC” means The Depository Trust Company.

“FATCA” shall have the meaning assigned to it in Section 6.06 hereof.

“Foreign Successor Company” shall have the meaning assigned to it in Section 6.06 hereof.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Incur” means issue, assume, Guarantee, incur or otherwise become liable for. The term “Incurrence” when used as a noun shall have a correlative meaning.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Company.

“Investment” means, with respect to any Person, directly or indirectly, (i) any advance, loan (including guarantees), or other extension of credit or capital contribution to (by means of any transfer of cash or other Property to others), (ii) any payment for Property or services for the account or use of others, (iii) any purchase, acquisition or ownership by such Person of any Capital Stock, bonds, notes, debentures or other securities issued by any other Person, or (iv) any other item to the extent required to be reflected as an investment on a consolidated balance sheet of such Person prepared in accordance with GAAP.

“Investment Grade Rating” means (i) with respect to Moody’s, a rating equal to or higher than Baa3 (or the equivalent), and (ii) with respect to S&P, a rating equal to or higher than BBB- (or the equivalent) (or, in each case, if such Rating Agency ceases to rate the notes for reasons outside of the Company’s control, the equivalent investment grade credit rating from any Rating Agency selected by the Company as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service, Inc. and its successors.

“Obligations” means, with respect to any Indebtedness, all obligations for principal, premium, interest, penalties, fees, indemnifications, reimbursements, and other amounts payable pursuant to the documentation governing such Indebtedness.

“Permitted Liens” means, with respect to any Person:

(1)                                 pledges or deposits by such Person under worker’s compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which such Person is a party, or deposits to secure public or statutory obligations of such Person or deposits of cash or United States government bonds to secure surety or appeal bonds to which such Person is a party, performance bonds or obligations of a like nature or deposits as security for contested taxes or import duties or for the payment of rent, in each case Incurred in the ordinary course of business;

(2)                                 Liens imposed by law, such as carriers’, warehousemen’s and mechanics’ Liens, in each case for sums not yet due or being contested in good faith by appropriate proceedings or other Liens arising out of judgments or awards against such Person with respect to which such Person shall then be proceeding with an appeal or other proceedings for review and Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; provided, however, that (A) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the Federal Reserve Board and (B) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

(3)                                 Liens for taxes, assessments or other governmental charges or claims, in each case not yet subject to penalties for non-payment or which are being contested in good faith by appropriate proceedings;

(4)                                 Liens in favor of issuers of performance and surety bonds or bid bonds or letters of credit issued pursuant to the request of and for the account of such Person in the ordinary course of its business;

(5)                                 minor survey exceptions, minor encumbrances, easements or reservations of, or rights of others for, licenses, rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not Incurred in connection with Indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(6)                                 Liens securing Indebtedness Incurred after the Issue Date in respect of Purchase Money Indebtedness and refinancing Indebtedness in respect thereof;

(7)                                 Liens existing on the Issue Date;

(8)                                 Liens on Property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary of such Person; provided, however, that the Liens may not extend to any other Property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto);

(9)                                 Liens on Property at the time such Person or any of its Subsidiaries acquires the Property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other Property owned by such Person or any of its Subsidiaries (other than assets and property affixed or appurtenant thereto);

(10)                          Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a Wholly Owned Subsidiary of such Person;

(11)                          Liens securing Hedging Obligations so long as such Hedging Obligations are not entered into for speculative purposes, it being understood that any Hedging Obligations entered into in connection with the issuance of Company’s outstanding or future Indebtedness shall not be considered speculative;

(12)                          Any Lien on accounts receivable and related assets of the types specified in the definition of “Qualified Receivables Transaction” incurred in connection with a Qualified Receivables Transaction;

(13)                          (a) Liens in favor of the Company and (b) Liens on the Property of any Subsidiary of the Company in favor of any other Subsidiary of the Company;

(14)                          leases, subleases, licenses or sublicenses granted to third parties entered into in the ordinary course of business which do not materially interfere with the conduct of the business of the Company and the Subsidiaries and which do not secure any Indebtedness;

(15)                          Liens securing judgments, decrees, orders or awards for the payment of money not constituting an Event of Default in respect of which the Company shall in good faith be prosecuting an appeal or proceedings for review, which appeal or proceedings shall not have been finally terminated, or in respect of which the period within which such appeal or proceedings may be initiated shall not have expired;

(16)                          With respect to the Notes of any series, Liens created for the benefit of (or to secure) the Notes of such series;

(17)                          Liens on specific items of inventory or other goods and proceeds of any Person securing such Person’s obligations in respect of bankers’ acceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or other goods;

(18)                          Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Company or any Subsidiary in the ordinary course of business;

(19)                          Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(20)                          Liens (i) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business, including Liens encumbering reasonable customary initial deposits and margin deposits;

(21)                          Liens, pledges or deposits made in the ordinary course of business to secure liability to insurance carriers;

(22)                          grants of software and other technology licenses in the ordinary course of business;

(23)                          Liens on equipment of the Company or any Subsidiary granted in the ordinary course of business to the Company’s or such Subsidiary’s supplier at which such equipment is located;

(24)                          Liens arising from Uniform Commercial Code financing statement filings regarding operating leases or consignments entered into by the Company and its Subsidiaries in the ordinary course of business;

(25)                          Liens incurred to secure cash management services or to implement cash pooling or sweep arrangements to permit satisfaction of overdraft or similar obligations in the ordinary course of business;

(26)                          Liens arising by virtue of any statutory or common law provisions relating to banker’s liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a depository or financial institution or as to purchase orders and other agreements entered into with customers in the ordinary course of business;

(27)                          any encumbrance or restriction (including put and call arrangements) with respect to Capital Stock of any joint venture or similar arrangement pursuant to any joint venture or similar agreement;

(28)                          Liens on securities that are the subject of repurchase agreements;

(29)                          Liens securing insurance premiums financing arrangements; provided that such Liens are limited to the applicable unearned insurance premiums;

(30)                          Liens arising solely from precautionary UCC financing statements or similar filings;

(31)                          ground leases in respect of real property on which facilities owned or leased by the Company or any of its Subsidiaries are located and other Liens affecting the interest of any landlord (and any underlying landlord) of any real property leased by the Company or any Subsidiary;

(32)                          Liens to secure any Refinancing (or successive Refinancings) as a whole, or in part, of any Indebtedness secured by any Lien referred to in the foregoing clauses (7), (8), (9), (12) or (14); provided, however, that:

(A)                               such new Lien shall be limited to all or part of the same Property and assets that secured or, under the written agreements pursuant to which the original Lien arose, could secure the original Lien (plus improvements and accessions to, such Property or proceeds or distributions thereof); and

(B)                               the Indebtedness secured by such Lien at such time is not increased to any amount greater than the sum of (i) the outstanding principal amount or, if greater, committed amount of the Indebtedness described under clauses (7), (8), (9), (12) or (14) at the time the original Lien became a Permitted Lien and (ii) an amount necessary to pay any fees and expenses, including premiums, related to such refinancing, refunding, extension, renewal or replacement;

(33)                          Liens incurred in the ordinary course of business by American Triumvirate Insurance Company, a Vermont corporation, or any successor thereto, so long as such Subsidiary is maintained as a special purpose self-insurance Subsidiary of the Company;

(34)                          Liens on equity interests of any Person formed for the purposes of engaging in activities in the renewable energy sector (including refined coal) that qualify for federal tax benefits allocable to the Company and its Subsidiaries in which the Company or any Subsidiary has made an investment and Liens on the rights of the Company and its Subsidiaries under any agreement relating to any such investment; and

(35)                          other Liens securing Indebtedness, in an aggregate principal amount for the Company and its Subsidiaries together with the amount of Attributable Debt incurred in connection with Sale Leaseback Transactions, not exceeding at the time such Lien is created or assumed the greater of $500 million or 15% of Consolidated Net Tangible Assets, at any one time outstanding.

For purposes of determining compliance with this definition, (A) Permitted Liens need not be incurred solely by reference to one category of Permitted Liens described above but are permitted to be incurred in part under any combination thereof and (B) in the event that a Lien (or any portion thereof) meets the criteria of one or more of the categories of Permitted Liens described above, the Company may, in its sole discretion, classify or reclassify such item of Permitted Liens (or any portion thereof) in any manner that complies with this definition and the Company may divide and classify a Lien in more than one of the types of Permitted Liens in one of the above clauses.

“Purchase Money Indebtedness” means Indebtedness Incurred to finance the acquisition, development, construction or lease by the Company or a Domestic Subsidiary of Property, including additions and improvements thereto, where the maturity of such Indebtedness does not exceed the anticipated useful life of the Property being financed; provided, however, that such Indebtedness is Incurred within 270 days after the completion of the acquisition, development, construction or lease of such Property by the Company or such Domestic Subsidiary.

“Rating Agencies” means:

(1)                                 S&P;

(2)                                 Moody’s; or

(3)                                 if S&P or Moody’s or both shall not make a rating of the any series of Notes publicly available, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company, which shall be substituted for S&P or Moody’s or both, as the case may be.

“Reference Treasury Dealer” means (A) Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co., LLC, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC and Goldman, Sachs & Co. (or their affiliates and their respective successors), provided, that if any of these Reference Treasury Dealers resigns or shall cease to be a primary United States government securities dealer, then we will substitute another primary United States government securities dealer and (B) any other primary United States government securities dealer selected by the Company.

“Reference Treasury Dealer Quotations” means, with respect to a Reference Treasury Dealer and any redemption date, the average, as determined by such Reference Treasury Dealer, of the bid and asked prices for the Comparable Treasury Issue, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at approximately 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, refund, repay, prepay, purchase, redeem, defease or retire, or to issue other Indebtedness in exchange or replacement for, such Indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.

“Relevant Taxing Jurisdiction” shall have the meaning assigned to it in Section 6.06 hereof.

“S&P” means Standard & Poor’s Rating Services, a division of McGraw-Hill Financial, Inc., and any successor thereto.

“Sale and Purchase Agreements” means the Sale and Purchase Agreement among the Company, Agila Specialties Asia PTE Ltd, Arun Kumar and Pronomz Ventures LLP, effective February 27, 2013, as such agreement may be amended from time to time, and the Sale and Purchase Agreement among the Company, Strides Arcolab Limited, Arun Kumar and Pronomz Ventures LLP, effective February 27, 2013, as such agreement may be amended from time to time. The Sale and Purchase Agreements were filed with the Commission as Exhibits 10.1 and 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 2, 2013.

“Special Mandatory Redemption Date” means the date specified by the Company in the notice to Holders described in Section 7.02(b) that is between the tenth Business Day and the twentieth Business Day following the earlier to occur of (i) August 25, 2014 (if the Agila

Acquisition has not closed by such date) or (ii) the occurrence of an Acquisition Termination Event.

“Subsidiary Guarantee” means the guarantee by any Subsidiary Guarantor of the Company’s Obligations under the Indenture with respect to the Notes.

“Subsidiary Guarantor” means each Subsidiary of the Company that guarantees the Company’s Obligations under the Indenture with respect to the Notes.

“Taxes” shall have the meaning assigned to it in Section 6.06 hereof.

“Treasury Rate” means, with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Triggering Indebtedness” means (i) the Credit Agreement, (ii) the Cash Convertible Notes, or (iii) any other Indebtedness of the Company or any Subsidiary represented by bonds, debentures, notes or other securities, in each case, that has an aggregate principal amount or committed amount of at least $100.0 million; provided that, in the case of clauses (i) through (iii) above, in no event shall Triggering Indebtedness include Indebtedness Incurred by a Foreign Subsidiary that does not directly or indirectly Guarantee, become an obligor under, or otherwise provide direct credit support for any Indebtedness of the Company or any Subsidiary that is not a Foreign Subsidiary.

“Voting Stock” of a Person means Capital Stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time Capital Stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

“Wholly Owned Subsidiary” means a Subsidiary of the Company of which the Company owns all of the Capital Stock, directly or indirectly, other than directors’ qualifying shares, of such Subsidiary.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE 2016 NOTES

Section 2.01                             Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “1.350% Notes due 2016,” which is not limited in aggregate principal amount.  The aggregate principal amount of 2016 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2016 Notes, pursuant to Section 3.03 of the Base Indenture.

Section 2.02                             Maturity.  The Stated Maturity of principal of the 2016 Notes is November 29, 2016.

Section 2.03                             Additional Issuance of 2016 Notes.  The Company may from time to time, without notice to or the consent of the Holders of the 2016 Notes, create and issue additional 2016 Notes. Any such additional 2016 Notes will rank equally and ratably with the 2016 Notes and will have the same interest rate, maturity date and other terms as the 2016 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date and the first payment of interest following the issue date of such additional 2016 Notes.  Any such additional 2016 Notes, together with the 2016 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2016 Notes herein provided for.  Any additional 2016 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 2.04                             Payment.  Principal of, premium, if any, and interest on the 2016 Notes shall be payable in U.S. Dollars.

Section 2.05                             Global Securities.  Upon their original issuance, the 2016 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.

Section 2.06                             Notes in Definitive Form.  If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2016 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2016 Notes represented by Global Securities, the Company may issue 2016 Notes in definitive form in exchange for 2016 Notes issued in the form of Global Securities.  In any such instance, an owner of a beneficial interest in the 2016 Notes will be entitled to physical delivery in definitive form of 2016 Notes equal in principal amount to such beneficial interest and to have such 2016 Notes registered in its name as shall be established in a Company Order.

Section 2.07                             Interest.  The 2016 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 29, 2013 at the rate of 1.350% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from November 29, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 29 and November 29, commencing on May 29, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15, as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 2.08                             Authorized Denominations.  The 2016 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.09                             Redemption.  The 2016 Notes are subject to redemption as described in Article Seven hereof.

Section 2.10                             Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

Section 2.11                             Senior Indebtedness.  The 2016 Notes shall constitute Senior Indebtedness under the Base Indenture.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE 2019 NOTES

Section 3.01                             Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “2.550% Notes due 2019,” which is not limited in aggregate principal amount.  The aggregate principal amount of 2019 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2019 Notes, pursuant to Section 3.03 of the Base Indenture.

Section 3.02                             Maturity.  The Stated Maturity of principal of the 2019 Notes is March 28, 2019.

Section 3.03                             Additional Issuance of 2019 Notes.  The Company may from time to time, without notice to or the consent of the Holders of the 2019 Notes, create and issue additional 2019 Notes. Any such additional 2016 Notes will rank equally and ratably with the 2019 Notes and will have the same interest rate, maturity date and other terms as the 2019 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date and the first payment of interest following the issue date of such additional 2019 Notes.  Any such additional 2019 Notes, together with the 2019 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2019 Notes herein provided for.  Any additional 2019 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 3.04                             Payment.  Principal of, premium, if any, and interest on the 2019 Notes shall be payable in U.S. Dollars.

Section 3.05                             Global Securities.  Upon their original issuance, the 2019 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.

Section 3.06                             Notes in Definitive Form.  If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2019 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2019 Notes represented by Global Securities, the Company may issue 2019 Notes in definitive form in exchange for 2019 Notes issued in the form of Global Securities.  In any such instance, an owner of a beneficial interest in the 2019 Notes will be entitled to physical delivery in definitive form of 2019 Notes equal in principal amount to such beneficial interest and to have such 2019 Notes registered in its name as shall be established in a Company Order.

Section 3.07                             Interest.  The 2019 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 29, 2013 at the rate of 2.550% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from November 29, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are March 28 and September 28, commencing on March 28, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on March 15 or September 15, as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 3.08                             Authorized Denominations.  The 2019 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 3.09                             Redemption.  The 2019 Notes are subject to redemption as described in Article Seven hereof.

Section 3.10                             Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

Section 3.11                             Senior Indebtedness.  The 2019 Notes shall constitute Senior Indebtedness under the Base Indenture.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE 2023 NOTES

Section 4.01                             Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “4.200% Notes due 2023,” which is not limited in aggregate principal amount.  The aggregate principal amount of 2023 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2023 Notes, pursuant to Section 3.03 of the Base Indenture.

Section 4.02                             Maturity.  The Stated Maturity of principal of the 2023 Notes is November 29, 2023.

Section 4.03                             Additional Issuance of 2023 Notes.  The Company may from time to time, without notice to or the consent of the Holders of the 2023 Notes, create and issue additional 2023 Notes.  Any such additional 2023 Notes will rank equally and ratably with the 2023 Notes and will have the same interest rate, maturity date and other terms as the 2023 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date and the first payment of interest following the issue date of such additional 2023 Notes.  Any such additional 2023 Notes, together with the 2023 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2023 Notes herein provided for.  Any additional 2023 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 4.04                             Payment.  Principal of, premium, if any, and interest on the 2023 Notes shall be payable in U.S. Dollars.

Section 4.05                             Global Securities.  Upon their original issuance, the 2023 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.

Section 4.06                             Notes in Definitive Form.  If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2023 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2023 Notes represented by Global Securities, the Company may issue 2023 Notes in definitive form in exchange for 2023 Notes issued in the form of Global Securities.  In any such instance, an owner of a beneficial interest in the 2023 Notes will be entitled to physical delivery in definitive form of 2023 Notes equal in principal amount to such beneficial interest and to have such 2023 Notes registered in its name as shall be established in a Company Order.

Section 4.07                             Interest.  The 2023 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 29, 2013 at the rate of 4.200% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from November 29, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 29 and November 29, commencing on May 29, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15, as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 4.08                             Authorized Denominations.  The 2023 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 4.09                             Redemption.  The 2023 Notes are subject to redemption as described in Article Seven hereof.

Section 4.10                             Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

Section 4.11                             Senior Indebtedness.  The 2023 Notes shall constitute Senior Indebtedness under the Base Indenture.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE 2043 NOTES

Section 5.01                             Designation and Principal Amount.  There is hereby authorized and established a series of Securities under the Indenture, designated as the “5.400% Notes due 2043,” which is not limited in aggregate principal amount.  The aggregate principal amount of 2043 Notes to be issued shall be as set forth in any Company Order for the authentication and delivery of the 2043 Notes, pursuant to Section 3.03 of the Base Indenture.

Section 5.02                             Maturity.  The Stated Maturity of principal of the 2043 Notes is November 29, 2043.

Section 5.03                             Additional Issuance of 2043 Notes.  The Company may from time to time, without notice to or the consent of the Holders of the 2043 Notes, create and issue additional 2043 Notes.  Any such additional 2043 Notes will rank equally and ratably with the 2043 Notes and will have the same interest rate, maturity date and other terms as the 2043 Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date and the first payment of interest following the issue date of such additional 2043 Notes.  Any such additional 2043 Notes, together with the 2043 Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the 2043 Notes herein provided for.  Any additional 2043 Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Section 5.04                             Payment.  Principal of, premium, if any, and interest on the 2043 Notes shall be payable in U.S. Dollars.

Section 5.05                             Global Securities.  Upon their original issuance, the 2043 Notes will be represented by one or more Global Securities registered in the name of Cede & Co., the nominee of DTC.

Section 5.06                             Notes in Definitive Form.  If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the 2043 Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the 2043 Notes represented by Global Securities, the Company may issue 2043 Notes in definitive form in exchange for 2043 Notes issued in the form of Global Securities.  In any such instance, an owner of a beneficial interest in the 2043 Notes will be entitled to physical delivery in definitive form of 2043 Notes equal in principal amount to such beneficial interest and to have such 2043 Notes registered in its name as shall be established in a Company Order.

Section 5.07                             Interest.  The 2043 Notes will bear interest (computed on the basis of a 360-day year consisting of twelve 30-day months) from November 29, 2013 at the rate of 5.400% per annum, payable semiannually; interest payable on each Interest Payment Date will include interest accrued from November 29, 2013, or from the most recent Interest Payment Date to which interest has been paid or duly provided for; the Interest Payment Dates on which such interest shall be payable are May 29 and November 29, commencing on May 29, 2014; and the Record Date for the interest payable on any Interest Payment Date is the close of business on May 15 or November 15, as the case may be, next preceding the relevant Interest Payment Date.  If any Interest Payment Date falls on a day that is not a Business Day, the required payment on that day will be due on the next succeeding Business Day as if made on the date the payment was due, and no interest will accrue on that payment for the period from and after that Interest Payment Date to the date of payment on the next succeeding Business Day.

Section 5.08                             Authorized Denominations.  The 2043 Notes shall be issuable in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 5.09                             Redemption.  The 2043 Notes are subject to redemption as described in Article Seven hereof.

Section 5.10                             Appointment of Agents.  The Trustee will initially be the Security Registrar and Paying Agent for the Notes and will act as such only at its offices in New York, New York.

Section 5.11                             Senior Indebtedness.  The 2043 Notes shall constitute Senior Indebtedness under the Base Indenture.

ARTICLE SIX

ADDITIONAL COVENANTS

Section 6.01                             Change of Control Repurchase Event.

(a)                                 If a Change of Control Repurchase Event occurs with respect to a series of Notes, each Holder of Notes of such series will have the right to require that the Company purchase all or any part (in denominations of $2,000 and integral multiples of $1,000 in excess thereof) of such Holder’s Notes of such series pursuant to a Change of Control offer (a “Change of Control Offer”) on the terms set forth in the Indenture, except that the Company shall not be obligated to repurchase the Notes of any series pursuant to this covenant in the event that the Company has redeemed all of the Notes pursuant to Section 7.01; provided, that the Company may exercise its option to redeem all or a portion of any series of Notes pursuant to Section 7.01 even if a Change of Control Offer is required to be, or has been, made.  In the Change of Control Offer, the Company will offer to purchase all of the Notes of such series at a purchase price (the “Change of Control Purchase Price”) in cash in an amount equal to 101% of the principal amount of such series of Notes, plus accrued but unpaid interest, if any, to (but not including) the date of purchase (the “Change of Control Purchase Date”) (subject to the rights of Holders on relevant Record Dates to receive interest due on the relevant Interest Payment Date if the Notes of such series have not been redeemed prior to such Record Date).

(b)                                 Within 30 days after any Change of Control Repurchase Event with respect to a series of Notes or, at the Company’s option, prior to such Change of Control but after it is publicly announced, provided that a definitive agreement is in place for such Change of Control, the Company must notify the Trustee and give written notice of the Change of Control

Repurchase Event to each Holder of Notes of such series, by first-class mail, postage prepaid, at its address appearing in the security register. The notice must state, among other things,

(i)                                     that a Change of Control Repurchase Event has occurred or may occur with respect to such series of Notes and the date of such event;

(ii)                                  the purchase price and the purchase date which shall be fixed by the Company on a Business Day no earlier than 30 days nor later than 60 days from the date the notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act; provided that the purchase date may not occur prior to the Change of Control;

(iii)                               that any Note of such series not tendered will continue to accrue interest;

(iv)                              that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; and

(v)                                 other procedures that a Holder of Notes of such series must follow to accept a Change of Control Offer or to withdraw acceptance of the Change of Control Offer.

(c)                                  The Company will comply with the applicable tender offer rules, including Rule 14e-1 under the Exchange Act, and any other applicable securities laws or regulations in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this covenant, the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this covenant by virtue of its compliance with such securities laws or regulations.

(d)                                 The Company is not required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements described in the Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

Section 6.02                             Restrictions on Sale Leaseback Transactions.

(a)                                 Neither the Company nor any Domestic Subsidiary will enter into any Sale Leaseback Transaction with respect to any Property unless:

(i)                                     the Company or such Domestic Subsidiary would be entitled to create a Lien on such Property securing Attributable Debt without equally and ratably securing the Notes pursuant to Section 6.03; and

(ii)                                  the gross proceeds received by the Company or any Domestic Subsidiary in connection with such Sale Leaseback Transaction are at least equal to the Fair Market Value of such Property.

(b)                                 Notwithstanding the foregoing, the Company or any Domestic Subsidiary may enter into a Sale Leaseback Transaction if (x) during the twelve months following the effective date of the Sale Leaseback Transaction, the Company or any Domestic Subsidiary applies an amount equal to the greater of the net proceeds of such sale or transfer or the Fair Market Value of the Property that the Company or Domestic Subsidiary leases in the transaction to (i) the voluntary retirement of the Notes or other Indebtedness of the Company or any Domestic Subsidiary, provided that such Indebtedness ranks pari passu or senior to the Notes, or (ii) the acquisition, purchase, construction, development, extension or improvement of any Property or assets of the Company or any Domestic Subsidiary used or to be used by or for the benefit of the Company or any Domestic Subsidiary in the ordinary course of business, or (y) if the Company or such Domestic Subsidiary equally and ratably secures the Notes pursuant to Section 6.03.

Section 6.03                             Limitation on Liens.  The Company will not, and will not permit any Subsidiary to, directly or indirectly, Incur or permit to exist any Lien (the “Initial Lien”) of any nature whatsoever on any of its properties (including Capital Stock of a Subsidiary), whether owned on the Issue Date or thereafter acquired, securing any Indebtedness of the Company or a Domestic Subsidiary, other than Permitted Liens, without effectively providing that the Notes shall be secured equally and ratably with (or prior to) the obligations so secured for so long as such obligations are so secured. Any Lien created for the benefit of the Holders of the Notes pursuant to the preceding sentence shall provide by its terms that such Lien shall be automatically and unconditionally released and discharged upon the release and discharge of the Initial Lien.

Section 6.04                             Additional Guarantees.

(a)                                 If any Subsidiary of the Company that is not a Guarantor of the Notes (other than a Receivables Entity) becomes a guarantor or obligor in respect of any Triggering Indebtedness, within 10 Business Days of such event the Company shall cause such Subsidiary to enter into a supplemental indenture pursuant to which such Subsidiary shall agree to Guarantee the Company’s Obligations under the Notes, fully and unconditionally and on a senior basis.

(b)                                 Notwithstanding the foregoing, any future Guarantee by any Subsidiary will be released:

(i)                                     upon a sale or disposition of such Subsidiary in a transaction that complies with the Indenture such that such Subsidiary ceases to be a Subsidiary;

(ii)                                  if we exercise our Legal Defeasance option or our Covenant Defeasance option as described in Section 12.03 of the Base Indenture or if our obligations under the Indenture are discharged in accordance with the terms of Indenture; or

(iii)                               upon the release of such Subsidiary’s Guarantee under all applicable Triggering Indebtedness.

Section 6.05                             Reports.

(a)                                 Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company will file with the Commission and provide the Trustee with such annual and quarterly reports and such information, documents and other reports as are specified in Sections 13 and 15(d) of the Exchange Act and applicable to a U.S. corporation subject to such Sections, such information, documents and reports to be so filed and provided at the times specified for the filing of such information, documents and reports under such Sections; provided, however, that (a) the Company will not be required to provide the Trustee with any such information, documents and reports that are filed with the Commission and (b) the Company will not be so obligated to file such information, documents and reports with the Commission if the Commission does not permit such filings; provided further, however, that if the Commission does not permit such filings, the Company will be required to provide to Holders of Notes any such information, documents or reports that are not so filed.

(b)                                 Notwithstanding anything herein to the contrary, in the event that the Company fails to comply with its obligation to file or provide such information, documents and reports as required hereunder, the Company will be deemed to have cured such resulting Default for purposes of clause (a) of Section 8.01 hereof upon the filing or provision of all such information, documents and reports required hereunder prior to the expiration of 120 days after written notice to the Company of such failure from the Trustee or the Holders of at least 25% of the principal amount of the applicable series of Notes.

Section 6.06                             Additional Amounts.

(a)                                 All payments made by the Company or any Successor Company on each series of Securities will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature (“Taxes”) unless the withholding or deduction of such Taxes is then required by law. If, as a result of or following a merger or consolidation of the Company with, or a sale or lease by the Company of all or substantially all of its assets to, an entity that is organized under the laws of a jurisdiction outside of the United States (a “Change in Domicile”) (such entity, a “Foreign Successor Company”), such Foreign Successor Company assumes all of the obligations of the Company under the Securities and the Indenture pursuant to Section 6.04 of the Base Indenture, any deduction or withholding is at any time required for, or on account of, any Taxes imposed or levied by or on behalf of:

(1)                                 any jurisdiction (other than the United States) from or through which the Foreign Successor Company makes (or, as a result of the Foreign Successor Company’s connection with such jurisdiction, is deemed to make) a payment or delivery on the Securities, or any political subdivision or governmental authority thereof or therein having the power to tax; or

(2)                                 any other jurisdiction (other than the United States) in which the Foreign Successor Company is organized or otherwise considered to be a resident or doing business for tax purposes, or any political subdivision or governmental authority thereof or therein having the power to tax (each of clauses (1) and (2), a “Relevant Taxing Jurisdiction”);

in respect of any payment or delivery on a series of Securities, then the Foreign Successor Company will pay (together with such payment or delivery) such additional amounts (the “Additional Amounts”) as may be necessary in order that the net amounts received in respect of such payment or delivery by each beneficial owner of such Securities after such withholding or deduction (including any such deduction or withholding from such Additional Amounts), will equal the amount that would have been received in respect of such payment or delivery in the absence of such withholding or deduction; provided, however, that Additional Amounts shall be payable only to the extent necessary so that the net amount received by the beneficial owner of such Securities, after taking into account such withholding or deduction, equals the amount that would have been received by the beneficial owner in the absence of a Change in Domicile; provided, further, that no such Additional Amounts will be payable with respect to:

(1)                                 any Taxes that would have been imposed absent a Change in Domicile;

(2)                                 any Taxes that would not have been so imposed but for the existence of any present or former connection between the beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of power over the relevant beneficial owner, if the relevant beneficial owner is an estate, nominee, trust or corporation) and the Relevant Taxing Jurisdiction (including the beneficial owner being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the Relevant Taxing Jurisdiction) other than by the mere ownership or holding of such note or enforcement of rights thereunder or the receipt of payments in respect thereof;

(3)                                 any Taxes that would not have been so imposed if the beneficial owner had made a declaration of non-residence or any other claim or filing for exemption to which it is entitled or had complied with any reasonable certification, identification, information or documentation concerning its nationality, residence, identity or connection with the Relevant Jurisdiction, but in each case only to the extent that the beneficial owner is legally eligible to provide such declaration, certification, identification, information or other documentation, (provided that (x) such declaration of non-residence or other claim or filing for exemption or compliance with a reporting requirement is required by the applicable law of the Relevant Taxing Jurisdiction as a precondition to exemption from the requirement to deduct or withhold such Taxes and (y) at least 30 days prior to the first payment date with respect to which such declaration of non-residence or other claim or filing for exemption or compliance with a reporting requirement is required under the applicable law of the Relevant Taxing Jurisdiction, the relevant beneficial owner at that time has been notified by the Foreign Successor Company or any other person through whom payment may be made that a declaration of non-residence or other claim or filing for exemption or compliance with a reporting requirement is required to be made);

(4)                                 any Security presented for payment (where presentation is required) more than 30 days after the relevant payment is first made available for payment to the beneficial owner (except to the extent that the beneficial owner would have been entitled to Additional Amounts had the Securities been presented during such 30 day period);

(5)                                 any Taxes that are payable otherwise than by withholding or deducting from a payment or delivery on the Securities;

(6)                                 any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

(7)                                 any withholding or deduction imposed on a payment to an individual that is required to be made pursuant to European Council Directive 2003/48/EC on the taxation of savings or any other directive implementing the conclusions of the ECOFIN Council meeting of 26-27 November, 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(8)                                 any Taxes that could have been avoided by the presentation (where presentation is required) of the relevant Security to another paying agent in a member state of the European Union.

Such Additional Amounts will also not be payable where, had the beneficial owner of the Securities been the Holder of the Securities, it would not have been entitled to payment of Additional Amounts by reason of any of clauses (1) to (8) inclusive above.

Notwithstanding anything to the contrary herein, Additional Amounts will not be payable with respect to any withholding or deduction imposed on or in respect of any Security pursuant to Section 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), any treaty, law, regulation or other official guidance enacted by any Relevant Jurisdiction implementing FATCA, or any agreement between the Company or the Foreign Successor Company and the United States or any authority thereof entered into for FATCA purposes.

The Foreign Successor Company will (i) make any required withholding or deduction and (ii) remit the full amount deducted or withheld to the Relevant Taxing Jurisdiction in accordance with applicable law. The Foreign Successor Company will use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any Taxes so deducted or withheld from each Relevant Taxing Jurisdiction imposing such Taxes and will provide such certified copies to each Holder. The Foreign Successor Company will attach to each certified copy a certificate stating (x) that the amount of withholding Taxes evidenced by the certified copy was paid in connection with payments in respect of the principal amount of notes then outstanding and (y) the amount of such withholding Taxes paid per $1,000 principal amount of the notes. Copies of such documentation will be available for inspection during ordinary business hours at the office of the Trustee by the Holders of the Securities upon request and will be made available at the offices of the paying agent.

At least 15 days prior to each date on which any payment under or with respect to the series of Securities is due and payable (unless such obligation to pay Additional Amounts arises on or after the 15th day prior to such date, in which case it shall be promptly thereafter), if the Foreign Successor Company will be obligated to pay Additional Amounts with respect to such payment, the Foreign Successor Company will deliver to the Trustee an Officer’s Certificate stating the fact that such Additional Amounts will be payable, the amounts so payable and will set forth such other information necessary to enable the Trustee to pay such Additional Amounts to Holders on the payment date and to solicit information from the beneficial owners of Securities as described in Section 6.06(b). Each such Officer’s Certificate shall be relied upon until receipt of a further Officer’s Certificate addressing such matters.

Wherever in this Indenture, any supplemental indenture or the Securities there are mentioned, in any context:

(1)                                 the payment of principal,

(2)                                 purchase prices in connection with a purchase of Securities,

(3)                                 interest, or

(4)                                 any other amount payable on or with respect to the Securities,

such reference shall be deemed to include payment of Additional Amounts as described under this heading to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof.

The foregoing obligations will survive any termination, defeasance or discharge of the indenture and will apply mutatis mutandis to any jurisdiction in which any Foreign Successor Company is organized or any political subdivision or taxing authority or agency thereof or therein.

In the event that Additional Amounts actually paid with respect to the Securities pursuant to the preceding paragraphs are based on rates of deduction or withholding of taxes in excess of the appropriate rate actually applicable to the beneficial owner of such Securities and, as a result thereof, such beneficial owner is entitled to make a claim for a refund or credit of such excess from the taxing authority imposing such withholding tax, then such beneficial owner shall, by accepting such Securities, and without any further action, be deemed to have assigned and transferred all right, title and interest to any such claim for a refund or credit of such excess to the Foreign Successor Company to the extent permitted by law. However, by making such assignment, the beneficial owner makes no representation or warranty that the Foreign Successor Company will be entitled to receive such claim for a refund or credit and incurs no other obligations with respect thereto.

(b)                                 Upon delivery of an Officer’s Certificate by the Company to the Trustee pursuant to Section 6.06(a) together with a notice to be delivered to the Holders pursuant to this Section 6.06(b), the Trustee shall promptly mail to all Holders of Securities entitled to payment of Additional Amounts notice thereof.  Such notice shall request that any Holder promptly transmit such notice to each beneficial owner of said Securities.  Such notice shall request that each beneficial owner of said Securities transmit to the Trustee at the address provided herein the jurisdiction in which such beneficial owner is organized or otherwise considered to be a resident or doing business for tax purposes to the extent such information is relevant for determining Additional Amounts payable with respect to such beneficial owner and shall solicit the forms, certificates or other documents required by Section 6.06(a)(3) if applicable.  The Trustee shall promptly convey to the Foreign Successor Company at the address provided in this Indenture any information received by the Trustee as to the tax jurisdiction of the beneficial owners.  If such information is relevant to determining whether the Foreign Successor Company is required to pay Additional Amounts under this Section 6.06, the Trustee shall not remit any Additional Amounts to any Holder unless and to the extent that the Trustee has received from the beneficial owner(s) of the Notes owned of record by such Holder said information.  Notwithstanding the foregoing, to the extent that the Trustee obtains from the Depositary information as to the tax jurisdiction of beneficial owners of the Securities, it shall convey such information to the Foreign Successor Company, and the Trustee shall remit payment of Additional Amounts to the Holders through which said beneficial owners hold Securities upon receipt of such Additional Amounts from and at the direction of the Foreign Successor Company, which shall be given by the Foreign Successor Company to the Trustee promptly after receipt of such information.

ARTICLE SEVEN

REDEMPTION OF THE NOTES

Section 7.01                             Optional Redemption by Company.

(a)                                 The 2016 Notes may be redeemed at the Company’s option at any time in whole or from time to time in part (the date of such redemption, a “2016 Redemption Date”) at a redemption price (the “2016 Redemption Price”) equal to the greater of:

(i)                                     100% of the principal amount of the 2016 Notes being redeemed, or

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2016 Notes being redeemed, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points with respect to any 2016 Notes, plus, in each case, unpaid interest on the 2016 Notes being redeemed accrued to the redemption date;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2016 Notes to be redeemed to, but not including, the applicable 2016 Redemption Date.

(b)                                 The 2019 Notes may be redeemed at the Company’s option at any time in whole or from time to time in part (the date of such redemption, a “2019 Redemption Date”) at a redemption price (the “2019 Redemption Price”) equal to the greater of:

(i)                                     100% of the principal amount of the 2019 Notes being redeemed, or

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2019 Notes being redeemed, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points with respect to any 2019 Notes, plus, in each case, unpaid interest on the 2019 Notes being redeemed accrued to the redemption date;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2019 Notes to be redeemed to, but not including, the applicable 2019 Redemption Date.

(c)                                  The 2023 Notes may be redeemed at the Company’s option prior to August 29, 2023 at any time in whole or from time to time in part (the date of such redemption, a “2023 Redemption Date”) at a redemption price (the “2023 Redemption Price”) equal to the greater of:

(i)                                     100% of the principal amount of the 2023 Notes being redeemed, or

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points with respect to any 2023 Notes, plus, in each case, unpaid interest on the 2023 Notes being redeemed accrued to the redemption date;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2023 Notes to be redeemed to, but not including, the applicable 2023 Redemption Date.

(d)                                 The 2023 Notes may be redeemed at the Company’s option on or after August 29, 2023 at any time in whole or from time to time in part (the “2023 Notes Par Redemption Date”), upon at least 15 days but no more than 60 days prior written notice to the Holders of the 2023 Notes, at a redemption price equal to 100% of the principal amount thereof (the “2023 Notes Par Redemption Price”), plus accrued and unpaid interest on the 2043 Notes to be redeemed to, but not including, the applicable 2023 Notes Par Redemption Date.

(e)                                  The 2043 Notes may be redeemed at the Company’s option prior to May 29, 2043 at any time in whole or from time to time in part (the date of such redemption, a “2043 Redemption Date”) at a redemption price (the “2043 Redemption Price”) equal to the greater of:

(i)                                     100% of the principal amount of the 2043 Notes being redeemed, or

(ii)                                  the sum of the present values of the remaining scheduled payments of principal and interest on the 2043 Notes being redeemed, not including unpaid interest accrued to, but excluding, the redemption date, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points with respect to any 2043 Notes, plus, in each case, unpaid interest on the 2043 Notes being redeemed accrued to the redemption date;

plus, in each of the cases (i) and (ii) above, accrued and unpaid interest on the 2043 Notes to be redeemed to, but not including, the applicable 2043 Redemption Date.

(f)                                   The 2043 Notes may be redeemed at the Company’s option on or after May 29, 2043 at any time in whole or from time to time in part (the “2043 Notes Par Redemption Date”), upon at least 15 days but no more than 60 days prior written notice to the Holders of the 2043 Notes, at a redemption price equal to 100% of the principal amount thereof (the “2043

Notes Par Redemption Price”), plus accrued and unpaid interest on the 2043 Notes to be redeemed to, but not including, the applicable 2043 Notes Par Redemption Date.

(g)                                  Other than as described above in clauses (d) and (f), notice of any redemption of the Notes of each series shall be given in the manner and otherwise in accordance with the provisions of Section 4.03 of the Base Indenture; provided, however, that any such notice, in lieu of stating the applicable redemption price, may state the manner in which such redemption price shall be calculated, if applicable.  If the Company has given notice of redemption as provided in the Indenture and funds for the redemption of any Notes of a series called for redemption have been made available on the applicable Redemption Date referred to in that notice, such Notes will cease to bear interest on such Redemption Date.  Any interest accrued to such Redemption Date will be paid as specified in such notice.

(h)                                 At or prior to the time of giving of any notice of redemption to the Holders of any 2016 Notes, 2019 Notes, 2023 Notes or 2043 Notes to be redeemed, the Company shall deliver, if applicable, an Officer’s Certificate to the Trustee setting forth the calculation of the 2016 Redemption Price, 2019 Redemption Price, 2023 Redemption Price, 2043 Redemption Price, 2043 Notes Par Redemption Price or the 2043 Notes Par Redemption Price applicable to such redemption.  The Trustee shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the 2016 Redemption Price, 2019 Redemption Price, 2023 Redemption Price, 2043 Redemption Price, 2043 Notes Par Redemption Price or the 2043 Notes Par Redemption Price, as applicable, as so calculated and set forth in such Officer’s Certificate.

(i)                                     The Company will pay any installment due on any Interest Payment Date that occurs on or before a Redemption Date effected pursuant to this Section 7.01 to Holders of the Notes being redeemed at the Record Date for such interest payment.

Section 7.02                             Special Mandatory Redemption.

(a)                                 In the event that we do not complete the Agila Acquisition on or prior to August 25, 2014 or if an Acquisition Termination Event occurs at any time prior thereto, we will redeem all the 2019 Notes, the 2023 Notes and the 2043 Notes on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of each such series of Notes, plus accrued and unpaid interest to, but not including, the Special Mandatory Redemption Date (subject to the right of Holders on the relevant Record Date prior to said redemption to receive interest due on the relevant Interest Payment Date).

(b)                                 The Company will cause a notice of special mandatory redemption to be distributed, with a copy to the Trustee, within five Business Days after the occurrence of the event triggering such redemption to each Holder of the 2019 Notes, the 2023 Notes and the 2043 Notes. If funds sufficient to pay the special mandatory redemption price of any series of Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee on or before such Special Mandatory Redemption Date, plus accrued and unpaid interest, if any, to the Special Mandatory Redemption Date, such Notes will cease to bear interest. The provisions relating to special mandatory redemption described in this Section 7.02 may not be waived or modified for any series of Notes subject to special mandatory redemption without the written consent of Holders of at least 90% in principal amount of that series of Notes Outstanding.

Section 7.03                             Redemption Upon a Tax Event; Additional Amounts.  If a Change in Domicile occurs and the Foreign Successor Company becomes or will become obligated to pay Additional Amounts in respect of any series of Notes, the Foreign Successor Company may redeem such series of Notes, upon not less than 30 nor more than 60 days’ prior notice (which notice may be given prior to and conditioned upon the occurrence of such Change in Domicile), in whole but not in part, at the Foreign Successor Company’s option at any time at 100% of the principal amount of such series of Notes plus any accrued and unpaid interest thereon to, but excluding, the Redemption Date and any Additional Amounts thereon then due.

Section 7.04                             No Sinking Fund.  None of the 2016 Notes, the 2019 Notes, the 2023 Notes or the 2043 Notes is entitled to the benefit of any sinking fund.

ARTICLE EIGHT

DEFAULTS

Section 8.01                             Events of Default.  All “Events of Default” provided in Section 7.01 of the Base Indenture shall apply to the Notes other than an “Event of Default” described in Section 7.01(d) of the Base Indenture (which, for the avoidance of doubt, shall not apply to the Notes), and the following additional “Events of Default” shall be considered “Events of Default” with respect to each series of Notes:

(a)                                 the failure of the Company, subject to the provisions of Section 6.06 of the Base Indenture, to (A) perform any covenants or agreements contained in the Base Indenture or this First Supplemental Indenture (including any indenture supplemental hereto to the extent applicable to the Notes) (other than (i) a covenant or agreement which has been expressly included in the Indenture solely for the benefit of a series of Securities other than that series, (ii) a covenant or agreement described in Section 6.04 of the Base Indenture or in clauses (a), (b) or (c) of Section 7.01 of the Base Indenture and (iii) a failure to comply with Section 6.05 of this First Supplemental Indenture) for a period of 60 days after receipt by the Company of written notice of such failure from the Trustee (or receipt by the Company and the Trustee of written notice of such failure from Holders of at least 25% of the principal amount of the Securities of such series of Notes then Outstanding), or (B) comply with the requirements set forth under Section 6.05 of this First Supplemental Indenture for a period of 120 after receipt by the Company of written notice specifying such failure from the Trustee (or receipt by the Company and the Trustee of written notice of such failure from the Holders of at least 25% of the principal amount of such series of Notes then Outstanding);

(b)                                 one or more defaults shall have occurred under any of the agreements, indentures or instruments under which the Company or any Significant Subsidiary has outstanding Indebtedness in excess of $100.0 million, individually or in the aggregate, and either (a) such default results from the failure to pay such Indebtedness at its stated final maturity and such default has not been cured or the Indebtedness repaid in full within 20 days of the default or (b) such default or defaults have resulted in the acceleration of the maturity of such Indebtedness and such acceleration has not been rescinded or such Indebtedness repaid in full within 20 days of the acceleration;

(c)                                  one or more judgments or orders that exceed $100.0 million in the aggregate (net of amounts covered by insurance or bonded) for the payment of money have been entered by a court or courts of competent jurisdiction against the Company or any Significant Subsidiary and such judgment or judgments have not been satisfied, stayed, annulled or rescinded within 60 days after such judgment or judgments become final and nonappealable; and

(d)                                 any Guarantee by a Significant Subsidiary of the Company’s Obligations under the Indenture with respect to the Notes shall for any reason cease to be, or shall for any reason be held in any judicial proceeding not to be, or asserted in writing by any Significant Subsidiary or the Company not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated by the Indenture and any such Guarantee, and any such Default continues for 10 days;

ARTICLE NINE

FORMS OF NOTES

Section 9.01                             Form of 2016 Note.  The 2016 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit A hereto.

Section 9.02                             Form of 2019 Note.  The 2019 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit B hereto.

Section 9.03                             Form of 2023 Note.  The 2023 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit C hereto.

Section 9.04                             Form of 2044 Note.  The 2043 Notes and the Trustee’s Certificate of Authentication to be endorsed thereon are to be substantially in the forms set forth in Exhibit D hereto.

ARTICLE TEN

ORIGINAL ISSUE OF NOTES

Section 10.01                      Original Issue of the 2016 Notes.  2016 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2016 Notes as in said Company Order provided.

Section 10.02                      Original Issue of the 2019 Notes.  2019 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2019 Notes as in said Company Order provided.

Section 10.03                      Original Issue of the 2023 Notes.  2023 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2023 Notes as in said Company Order provided.

Section 10.04                      Original Issue of the 2043 Notes.  2043 Notes in the aggregate principal amount of $500,000,000 may, upon execution of this First Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver said 2043 Notes as in said Company Order provided.

ARTICLE ELEVEN

AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 11.01                      Amendments, Supplements and Waivers.  The Company and the Trustee may amend, supplement or waive any covenant or provision set forth in this First Supplemental Indenture, the 2016 Notes, the 2019 Notes, the 2023 Notes or the 2043 Notes as provided in Article XIV of the Base Indenture.

ARTICLE TWELVE

MISCELLANEOUS

Section 12.01                      Ratification of Indenture.  The Base Indenture, as supplemented by this First Supplemental Indenture, is in all respects ratified and confirmed, and this First Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided; provided that the provisions of this First Supplemental Indenture apply solely with respect to the Notes. This First Supplemental Indenture shall not be used to, and is not intended to, interpret any other indenture (other than the Base Indenture), supplemental indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, supplemental indenture, loan or debt agreement may not be used to interpret this Supplemental Indenture.

Section 12.02                      Trustee Not Responsible for Recitals.  The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or adequacy or sufficiency of this First Supplemental Indenture.

Section 12.03                      Governing Law.  This First Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York.

Section 12.04       Separability.  In case any one or more of the provisions contained in this First Supplemental Indenture or in the Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this First Supplemental Indenture or of the Notes, but this First Supplemental Indenture and the Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 12.05       Counterparts.  This First Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.  The exchange of copies of this First Supplemental Indenture and of signature pages by facsimile or electronic format (i.e., “pdf” or “tif”) transmission shall constitute effective execution and delivery of this First Supplemental Indenture as to the parties hereto and may be used in lieu of the original First Supplemental Indenture for all purposes.  Signatures of the parties hereto transmitted by facsimile or electronic format (i.e., “pdf” or “tif”) shall be deemed to be their original signatures for all purposes.

Section 12.06       The Trust Indenture Act.   This First Supplemental Indenture is subject to the provisions of the TIA that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. If and to the extent that any provision of this First Supplemental Indenture limits, qualifies or conflicts with the duties imposed by the TIA or incorporated by reference pursuant to the TIA, such imposed duties or incorporated provision shall control.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the day and year first above written.

MYLAN INC.

By:	/s/ Brian Byala
	Name:	Brian Byala
	Title:	Senior Vice President and Treasurer

Supplemental Indenture

THE BANK OF NEW YORK MELLON,
as Trustee

By:	/s/ Thomas Hacker
	Name:	Thomas Hacker
	Title:	Vice President

Supplemental Indenture

EXHIBIT A

(FACE OF NOTE)

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [THE NOMINEE OF THE DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] (AND ANY PAYMENT HEREON IS MADE TO [THE NOMINEE OF THE DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [THE NOMINEE OF THE DEPOSITARY], HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

MYLAN INC.

1.350% Notes due 2016

CUSIP NO. 628530BE6

ISIN NO. US628530BE67

No. [ ]	$[ ]

MYLAN INC., a Pennsylvania corporation (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on November 29, 2016 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on May 29 and November 29 of each year, commencing May 29, 2014, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for.  The interest so payable, and punctually paid or duly provided for, on any May 29 and November 29 will, except as provided in the Indenture, dated as of November 29, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 29, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding May 15 or November 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person.  Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 1.350% Notes due 2016 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MYLAN INC. has caused this Note to be duly executed.

Dated:	MYLAN INC.

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at the Company’s option at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(a) of the Supplemental Indenture.

Subject to certain conditions, if a Change in Domicile occurs and the Foreign Successor Company will become obligated to pay Additional Amounts with respect to the Notes, the Notes may be redeemed by the Foreign Successor Company in whole but not in part at the redemption price and on the terms set forth in Section 7.03 of the Supplemental Indenture.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes.  Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT B

(FACE OF NOTE)

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [THE NOMINEE OF THE DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] (AND ANY PAYMENT HEREON IS MADE TO [THE NOMINEE OF THE DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [THE NOMINEE OF THE DEPOSITARY], HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

MYLAN INC.

2.550% Notes due 2019

CUSIP NO. 628530BF3

ISIN NO. US628530BF33

No. [ ]	$[ ]

MYLAN INC., a Pennsylvania corporation (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on March 28, 2019 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on March 28 and September 28 of each year, commencing March 28, 2014, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for.  The interest so payable, and punctually paid or duly provided for, on any March 28 and September 28 will, except as provided in the Indenture, dated as of November 29, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 29, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding March 15 or September 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person.  Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 2.550% Notes due 2019 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MYLAN INC. has caused this Note to be duly executed.

Dated:	MYLAN INC.

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at the Company’s option at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(b) of the Supplemental Indenture.

Subject to certain conditions, if a Change in Domicile occurs and the Foreign Successor Company will become obligated to pay Additional Amounts with respect to the Notes, the Notes may be redeemed by the Foreign Successor Company in whole but not in part at the redemption price and on the terms set forth in Section 7.03 of the Supplemental Indenture.

Special Mandatory Redemption

Upon the occurrence of the conditions described in Section 7.02 of the Supplemental Indenture, the Company will be required to redeem all of the Notes at the redemption price specified therein.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes.  Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT C

(FACE OF NOTE)

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [THE NOMINEE OF THE DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] (AND ANY PAYMENT HEREON IS MADE TO [THE NOMINEE OF THE DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [THE NOMINEE OF THE DEPOSITARY], HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

MYLAN INC.

4.200% Notes due 2023

CUSIP NO. 628530BD8

ISIN NO. US628530BD84

No. [ ]	$[ ]

MYLAN INC., a Pennsylvania corporation (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on November 29, 2023 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on May 29 and November 29 of each year, commencing May 29, 2014, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for.  The interest so payable, and punctually paid or duly provided for, on any May 29 and November 29 will, except as provided in the Indenture, dated as of November 29, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 29, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding May 15 or November 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person.  Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 4.200% Notes due 2023 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MYLAN INC. has caused this Note to be duly executed.

Dated:	MYLAN INC.

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at the Company’s option prior to August 29, 2023 at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(c) of the Supplemental Indenture.

The Notes may be redeemed at the Company’s option on or after August 29, 2023 at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(d) of the Supplemental Indenture.

Subject to certain conditions, if a Change in Domicile occurs and the Foreign Successor Company will become obligated to pay Additional Amounts with respect to the Notes, the Notes may be redeemed by the Foreign Successor Company in whole but not in part at the redemption price and on the terms set forth in Section 7.03 of the Supplemental Indenture.

Special Mandatory Redemption

Upon the occurrence of the conditions described in Section 7.02 of the Supplemental Indenture, the Company will be required to redeem all of the Notes at the redemption price specified therein.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes.  Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

EXHIBIT D

(FACE OF NOTE)

“THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [THE NOMINEE OF THE DEPOSITARY] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY] (AND ANY PAYMENT HEREON IS MADE TO [THE NOMINEE OF THE DEPOSITARY] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF [THE DEPOSITARY]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, [THE NOMINEE OF THE DEPOSITARY], HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY, OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY, OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.”

MYLAN INC.

5.400% Notes due 2043

CUSIP NO. 628530BC0

ISIN NO. US628530BC02

No. [ ]	$[ ]

MYLAN INC., a Pennsylvania corporation (herein called the “Company”, which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on November 29, 2043 at the office or agency of the Company in New York, New York designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee mentioned below, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest on said principal sum semiannually on May 29 and November 29 of each year, commencing May 29, 2014, at said office or agency (except as provided below), in like coin or currency, at the rate per annum specified in the title hereof, such interest to accrue from the date of this Note until payment of said principal sum has been made or duly provided for.  The interest so payable, and punctually paid or duly provided for, on any May 29 and November 29 will, except as provided in the Indenture, dated as of November 29, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 29, 2013 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Indenture), duly executed and delivered by the Company to The Bank of New York Mellon, a New York banking corporation as trustee (herein called the “Trustee”), be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the next preceding May 15 or November 15, respectively (herein called the “Regular Record Date”), whether or not a Business Day, and may, at the option of the Company, be paid by check mailed to the registered address of such Person.  Any such interest which is payable, but is not so punctually paid or duly provided for, shall forthwith cease to be payable to the registered Holder on such Regular Record Date and may be paid either to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, as described in the Indenture, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed and upon such notice as may be required by such exchange, if such manner of payment shall be deemed practical by the Trustee, all as more fully provided in the Indenture.

This Note is one of the series of Securities of the Company issued pursuant to the Indenture designated as the 5.400% Notes due 2043 (herein called the “Notes”), unlimited in aggregate principal amount.

Upon due presentment for registration of transfer of this Note at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, NY 10286), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed by the Holder thereof or his attorney duly authorized in writing, a new Note or Notes of authorized denominations for a like aggregate principal amount and Stated Maturity will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture.

No charge shall be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been manually executed by or on behalf of the Trustee under the Indenture, this Note shall not be entitled to any benefits under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, MYLAN INC. has caused this Note to be duly executed.

Dated:	MYLAN INC.

By:
Name:
Title:

Attest

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of authentication:	THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

REVERSE OF NOTE

This Note is one of the duly authorized issue of debt securities (hereinafter called the “Securities”) of the Company, of the series specified on the face hereof, all issued or to be issued under and pursuant to the Indenture, to which Indenture and all indentures supplemental thereto (collectively, the “Indenture”) reference is hereby made for a statement of the rights and limitations of rights, obligations, duties and immunities thereunder of the Trustee, and any agent of the Trustee, any Paying Agent, the Company and the Holders of the Securities and the terms upon which the Securities are issued and are to be authenticated and delivered.

The Indenture permits, with certain exceptions as therein provided, the Company and the Trustee to enter into supplemental indentures to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of the Securities of each series under the Indenture with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected thereby on behalf of the Holders of all Securities of such series. The Indenture also permits the Holders of a majority in principal amount of the Securities at the time Outstanding of each series on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults and their consequences with respect to such series under the Indenture. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note or such other Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

Registrar and Paying Agent

The Company shall maintain in the Borough of Manhattan, the City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange and an office or agency where Notes may be presented for payment or for exchange. The Company has initially appointed the Trustee, The Bank of New York Mellon, as its Security Registrar and Paying Agent. The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent or Security Registrar, to appoint additional or other Paying Agents or other Security Registrars and to approve any change in the office through which any Paying Agent or Security Registrar acts.

Optional Redemption of the Notes

The Notes may be redeemed at the Company’s option prior to May 29, 2043 at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(e) of the Supplemental Indenture.

The Notes may be redeemed at the Company’s option on or after May 29, 2043 at any time in whole or from time to time in part at the redemption prices and on the terms set forth in Section 7.01(f) of the Supplemental Indenture.

Subject to certain conditions, if a Change in Domicile occurs and the Foreign Successor Company will become obligated to pay Additional Amounts with respect to the Notes, the Notes may be redeemed by the Foreign Successor Company in whole but not in part at the redemption price and on the terms set forth in Section 7.03 of the Supplemental Indenture.

Special Mandatory Redemption

Upon the occurrence of the conditions described in Section 7.02 of the Supplemental Indenture, the Company will be required to redeem all of the Notes at the redemption price specified therein.

Additional Issues

The Company may from time to time, without notice to or the consent of the Holders of the Notes, create and issue additional Notes. Any such additional Notes will rank equally and ratably with the Notes and will have the same interest rate, maturity date and other terms as the Notes herein provided for, except for the issue date, the public offering price, the payment of interest accruing prior to the issue date or except for the first payment of interest following the issue date of such additional Notes.  Any such additional Notes, together with the Notes herein provided for, will constitute a single series of Securities under the Indenture and, for U.S. federal income tax purposes, will be fungible with the Notes herein provided for. Any additional Notes may be issued by or pursuant to a Board Resolution or a supplement to the Indenture.

Notes in Definitive Form

If (1) the Depositary is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days of notice thereof, (2) an Event of Default has occurred with regard to the Notes and has not been cured or waived, or (3) the Company at any time and in its sole discretion determines not to have the Notes represented by Global Securities, the Company may issue Notes in definitive form in exchange for Notes issued in the form of Global Securities. In any such instance, an owner of a beneficial interest in the Notes will be entitled to physical delivery in definitive form of Notes represented by this Note, equal in principal amount to such beneficial interest and to have such Notes registered in its name as shall be established in a Company Order.

Sinking Fund

The Notes will not be subject to any sinking fund.

Default

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

Miscellaneous

Any money that the Company deposits with the Trustee or any Paying Agent for the payment of principal or any interest on this Note that remains unclaimed for two years after the date upon which the principal and interest are due and payable, will be repaid to the Company upon the Company’s request unless otherwise required by mandatory provisions of any applicable unclaimed property law. After that time, unless otherwise required by mandatory provisions of any unclaimed property law, the Holder of this Note will be able to seek any payment to which such Holder may be entitled to collect only from the Company.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and any premium and any interest on, this Note at the place, rate and respective times and in the coin or currency herein and in the Indenture prescribed.

As provided in the Indenture and subject to the satisfaction of certain conditions therein set forth, including the deposit of certain trust funds in trust, at the Company’s option, either the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and the obligations under, the Notes and to have satisfied all the obligations (with certain exceptions) under the Indenture relating to the Notes or the Company shall cease to be under any obligation to comply with any term, provision or condition of certain restrictive covenants or provisions with respect to the Notes.

The Notes are issuable in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000. Notes may be exchanged for a like aggregate principal amount and Stated Maturity of Notes of other authorized denominations at the office or agency of the Company in New York, New York, designated for such purpose by the Company (on the date hereof, the principal Corporate Trust Office of the Trustee, located at 101 Barclay Street, Floor 8 West, New York, New York 10286), and in the manner and subject to the limitations provided in the Indenture.

Prior to due presentment for registration of transfer of this Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

This Note shall be construed in accordance with and governed by the laws of the State of New York.